EXHIBIT 10.20

AFTER RECORDING, RETURN TO:

Givens Pursley LLP
601 W. Bannock
Boise, ID 83702
Attn.: Angela K. Nelson


MODIFICATION AND EXTENSION OF
SECOND LIEN COMMERCIAL MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS,
AND FIXTURE FILING


THIS MODIFICATION AND EXTENSION OF SECOND LIEN COMMERCIAL MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (herein "Amendment") is made as of December 14, 2004, among Trinity Springs, Inc., a Delaware Corporation, whose address is 1101 West River Street, Suite 370, Boise, Idaho 83702, for the benefit of AMCON Distributing Co., a Delaware corporation, whose address is 7405 Irvington Road, Omaha, Nebraska 68164-7940 and Allen D. Petersen, an individual whose address is Draupnir LLC, 515 N. State St., #2650, Chicago, IL 60610. All terms not defined herein shall have the meanings ascribed to them in the Mortgage (hereinafter defined).

W I T N E S S E T H:

WHEREAS, Trinity Springs, Inc. heretofore executed and delivered that certain SECOND LIEN COMMERCIAL MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING, dated June 17, 2004 and recorded on the 25th day of June, 2004, as Instrument Nos. 357782 and 357783, records of Elmore County, State of Idaho (hereinafter referred to as the "Mortgage"); and

WHEREAS, said Mortgage being made to secure a note in the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), with interest thereon, with a final maturity date of July 1, 2005 (hereinafter referred to as the "Original Note"), subsequent intercompany advances in an aggregate amount of ONE MILLION EIGHTY SIX THOUSAND AND NO/100 DOLLARS ($1,086,000.00) from Borrower to AMCON Distributing Co., and also such further sums as may be advanced or loaned by AMCON Distributing Co. to Trinity Springs, Inc.; and

WHEREAS, Allen D. Petersen has loaned to Trinity Springs, Inc. a credit line with a principal sum of up to ONE MILLION DOLLARS ($1,000,000.00), with interest thereon, with a final maturity date of December 14, 2005, such loan being evidenced by a note of even date herewith (the "New Note"); and

WHEREAS, AMCON Distributing Co. and Allen D. Petersen have agreed that the Original Note and the New Note, and such future advances as shall be extended to Trinity Springs, Inc. thereunder, shall be secured by the Mortgage as amended hereby;

WHEREAS, the parties desire to modify and amend the Mortgage to secure the New Note, and to provide for additional terms as hereinafter provided.


NOW, THEREFORE, in consideration of the premises, the promises and agreements between the said parties hereinafter contained, and the mutual benefits accruing to the undersigned parties hereunder, the parties hereto for themselves and their respective successors and assigns do hereby agree as follows:

    1. The above recitals are incorporated herein by this reference as if fully restated in the body of this Agreement.

    2. In accordance with the terms of this Amendment, the parties hereby agree that the Mortgage shall be amended and modified as follows:

          a. The term "Borrower" as set forth in the Mortgage shall refer to Trinity Springs, Inc., a Delaware Corporation, whose address is 1101 West River Street, Suite 370, Boise, Idaho 83702.

          b. The term "Lender" as set forth in the Mortgage shall refer collectively to AMCON Distributing Co. and Allen D. Petersen;

          c. The Mortgage shall secure to Lender, in addition to those items of Indebtedness set forth in the Mortgage (a) the repayment of the indebtedness evidenced by the New Note; (b) payment of intercompany advances in an aggregate amount of ONE MILLION EIGHTY SIX THOUSAND AND NO/100 DOLLARS ($1,086,000.00); (c) payment of any and all future advances made under the New Note, and advances made under any subsequent debt arrangement between Borrower and Allen D. Petersen (and all modifications, extensions, renewals and/or replacements thereof); (d) the payment of all other sums, with interest thereon, advanced in to protect the security of the Mortgage as amended hereby or to fulfill any of Borrower's obligations under the Mortgage as amended hereby, or under the other Loan Documents (as defined below); (e) the performance of the covenants and agreements of Borrower contained in the Mortgage as amended hereby or in the other Loan Documents; and (f) the repayment of all sums now or hereafter owing to Lender by Borrower. The term "Indebtedness" as set forth in the Mortgage shall refer collectively to the Indebtedness set forth in the Mortgage and items (a) - (f) of this subsection 2(c).

          d. The term "Note" as referred to in the Mortgage shall refer collectively to the Original Note and the New Note.

          e. The term "Future Advances" as referred to in the Mortgage shall refer collectively to any and all future advances made under the Original Note and the New Note, and advances made under any subsequent debt arrangement between Borrower and Lender (and all modifications, extensions, renewals and/or replacements thereof);





          f. The term "Loan Documents" as set forth in the Mortgage shall refer collectively to the Original Note, the New Note, the Mortgage, this Amendment, and all other documents evidencing, securing or guarantying the Indebtedness, as the same may be modified or amended from time to time.

    3. Except insofar as herein expressly changed, all terms, covenants and provisions of the Original Note, the Mortgage and the obligations evidenced and secured thereby shall remain in full force and effect and are hereby expressly ratified and confirmed by the parties hereto. This Amendment, together with all other Loan Documents, supersedes all oral negotiations and prior and other writings with respect to their subject matter and are intended by the parties as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Amendment and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail.

SIGNED, SEALED AND DELIVERED this 14th day of December, 2004.

BORROWER:

TRINITY SPRINGS, INC.,
a Delaware corporation,


By: /s/ William F. Wright
   --------------------------
       William F. Wright,
       Chairman of the Board and CEO


STATE OF CALIFORNIA         )
County of SAN DIEGO         ) ss.

On this 14th day of December, in the year of 2004, before me, a Notary Public in and for said State, personally appeared William F. Wright, known or identified to me to be the Chairman of the Board of Trinity Springs, Inc., the Delaware corporation that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Deanna Foral
    ------------------------
Notary Public for County of San Diego, CA
Residing at Del Mar, CA
My Commission expires October 2, 2005